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                                                                   EXHIBIT 10.39

                        AMENDMENT AND ASSIGNMENT OF LEASE

         THIS AMENDMENT AND ASSIGNMENT OF LEASE is entered into this 1st day of November, 2003, by and between REHCO EAST, L.L.C., an Oklahoma limited liability company ("Landlord"), HOWARD FORD, INC., a Delaware corporation ("Assignor") and HOWARD-FLM, INC., a Delaware corporation ("Assignee")

         WHEREAS, Landlord and Assignor executed that certain Lease Agreement dated February 28, 2003 (the "Lease"), whereby Landlord leased to Assignor that improved real property located in Oklahoma County, Oklahoma, more fully described on Exhibit "A" attached to and incorporated in the Lease (the "Land"); and

         WHEREAS, Assignor desires to assign its right, title and interest in and to the Lease to Assignee, and Assignee desires to acquire Assignor's right, title and interest in and to the Lease;

         WHEREAS, Landlord and Assignee desire to amend certain provisions of the Lease as hereinafter provided;

         WHEREAS, the Assignee has completed certain improvements on the Premises. Landlord and Assignee agree that the improvements shall remain the sole property of the Assignee until the expiration or earlier termination of this Lease; and

         NOW, THEREFORE, in consideration of the premises and the mutual covenants between the parties, Landlord and Tenant hereby agree and amend the Lease as follows:

         1. ASSIGNMENT OF LEASE. Assignor hereby transfers and assigns to Assignee, all of Assignor's right, title and interest in, to and under the Lease. Assignee hereby accepts the transfer and assignment of Assignor's right, title and interest in, to and under the Lease. Assignee hereby assumes and agrees to be bound by the terms and provisions of the Lease as if Assignee were an original party thereto and timely to perform all of the obligations of Assignor thereunder.

         2. BASE RENT. The first paragraph of Section 3.1 of the Lease is hereby amended and restated as follows:

                           "Section 3.1 Base Rent. Subject to the terms and provisions contained in this Section 3.1, Tenant shall pay Landlord monthly Base Rent of Eighteen Thousand Two Hundred Eighty One and 25/100 Dollars ($18,281.25), in advance on or before the first day of each calendar month during the Term, subject to adjustment as hereafter provided. If the Term commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, then the Base Rent for such month shall be prorated on the basis of 1/30th of the monthly Base Rent for each day of such month. If the CPI on any Adjustment Date shall be greater than the CPI for the Commencement Date, monthly Base Rent commencing on the Adjustment Date shall be adjusted to be the original monthly Base Rent specified in this Section 3.1(a) plus an amount equal to one-half (1/2) of the product obtained by multiplying: (i) the original monthly Base Rent specified in this Section
                           3.1 (a) by (ii) the percentage increase in the CPI from the Commencement Date through the Adjustment Date. "ADJUSTMENT DATE" shall be January 1 of each of the following years: 2008; 2013;

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                           2018; 2023, and the term "CPI" shall have the meaning
                           specified therefor in Section 13.5."

         3. COMMENCEMENT DATE. Section 3.1(b) of the Lease is hereby amended and restated as follows:

                           "3.1(b) As used herein, "COMMENCEMENT DATE" means the date hereof and the term "LEASE YEAR" means the 12-month period commencing on November 1, 2003 and each subsequent 12-month period during the Term."

         4. EFFECT OF THIS AMENDMENT. Each defined term used but not otherwise defined in this Amendment shall have the meaning assigned to it in the Lease. In the event of any conflict between this Amendment and the Lease, this Amendment shall control. As amended hereby, the Lease is ratified and confirmed and shall remain in full force and effect in accordance with its terms.

         5. MULTIPLE COUNTERPARTS. This Amendment and Assignment may be executed in a number of identical counterparts which, taken together, shall constitute collectively one (1) agreement; but in making proof of this Amendment and Assignment, it shall not be necessary to produce or account for more than one such counterpart.

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         This signature page is attached to that certain Amendment to Lease as of the date and year first above written.

                        "LANDLORD"

                        REHCO EAST, L.L.C., an Oklahoma limited liability company

                        By:  s/Robert Howard II
                            ---------------------------------------------------
                              Robert E. Howard II, Manager

                        "ASSIGNOR"

                        HOWARD FORD, INC., a Delaware corporation

                        By:  s/Scott L. Thompson
                            ----------------------------------------------------
                        Scott L. Thompson, Vice President

                        "ASSIGNEE"

                        HOWARD-FLM, INC., a Delaware corporation

                        By:  s/Scott L. Thompson
                            ----------------------------------------------------
                        Scott L. Thompson, Vice President

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                                   EXHIBIT "A"
                                      LEASE